Offerings - Offering: 1	Mar. 23, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common stock, par value $0.001 per share
Amount Registered | shares	429,215
Proposed Maximum Offering Price per Unit	21.42
Maximum Aggregate Offering Price	$ 9,193,785
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,270
Offering Note

(1) Represents additional shares of Common Stock to be registered and available for grant under the Registrant’s 2018 Equity Incentive Plan (the “2018 EIP”) resulting from the annual 5% automatic increase in the number of authorized Shares available for issuance under the 2018 EIP.

(2) Estimated in accordance with Rules 457(c) and 457(h) of the Securities Act solely for the purpose of calculating the registration fee. The proposed maximum offering price per Share of $21.42 was computed by averaging the high and low prices of a share of Registrant’s common stock as reported on The Nasdaq Global Market on March 19, 2026.